UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 9, 2015

TERRITORIAL BANCORP INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34403	26-4674701
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1132 Bishop Street, Suite 2200, Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(808) 946-1400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 4.01                      Change in Registrant’s Certifying Accountant

(a)	Dismissal of independent registered public accounting firm.

KPMG LLP was previously the principal accountants for Territorial Bancorp Inc. (the “Registrant”).  On April 9, 2015, the firm was dismissed as the Registrant’s principal accountants. The decision to dismiss KPMG LLP was approved by the Audit Committee of the Registrant.

During the years ended December 31, 2014 and 2013 and the subsequent interim period through April 9, 2015, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K except that KPMG LLP advised the Registrant of the following material weaknesses noted below.

The audit reports of KPMG LLP on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG LLP’s report as of December 31, 2013 indicates that the Registrant did not maintain effective internal control over financial reporting because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states material weaknesses related to the Registrant’s (1) risk assessment processes for effective identification of financial reporting risks and controls, (2) investment securities policies and processes, and (3) income tax policies and procedures.

A letter from KPMG LLP is attached as an exhibit to this Current Report on Form 8-K.

(b)	Appointment of new independent registered public accounting firm.

On April 10, 2015, the Registrant engaged Moss Adams LLP as the Registrant’s new principal accountants for the year ending December 31, 2015. The engagement was approved by the Audit Committee of the Board of Directors of the Registrant.  During the years ended December 31, 2014 and 2013, and the subsequent interim period prior to the engagement of Moss Adams LLP, the Registrant did not consult with Moss Adams LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.                      Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

16	Letter regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Territorial Bancorp Inc.

DATE: April 15, 2015	By: /s/ Vernon Hirata
Vernon Hirata
Vice Chairman, Co-Chief Operating Officer
and Secretary